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Scudder Large Company Growth Fund

Class AARP and Class S Shares

Annual Report

July 31, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Large Company Growth Fund	Ticker Symbol	Fund Number
Class AARP	SLGRX	160
Class S	SCQGX	060

Scudder Investments is part of Deutsche Asset Management, which as of June 30, 2002 was one of the world's largest asset managers with approximately $800 billion assets under management. Scudder's products and services include mutual funds, closed-end funds, variable and fixed annuity portfolios, retirement services, cash management and alternative investments.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

Dear Shareholder,

It's been a cruel summer and a painful year for many investors. Like a car with a powerful engine that just won't start, the stock market and the US economy have been grinding along for most of 2002. Neither Wall Street nor Main Street have been able to ignite a sustained rebound amid a flood of bad news.

We applaud your patience and commitment at this exceptionally difficult time. Accounting scandals, depressed corporate earnings, anemic business demand for new technology and election year rhetoric are making it challenging for investors to separate fact from fiction.

We'd be foolish if we tried to predict exactly when the domestic equity market will again be firing on all cylinders. In our view, what the market needs now is a restoration of confidence. We believe more than ever that a diversified mix of mutual funds in multiple asset classes makes sense for long-term investors.

In managing Scudder Large Company Growth Fund, we recognize that we need to do better to obtain the best return for your investment dollars - with more scrutiny of companies that our portfolio management team visits and by doing our homework when it comes to research.

As you review your personal investment strategy, we believe you'll continue see the merits of owning a large-cap growth fund as a component of a well-diversified portfolio.

Sincerely,

William F. Glavin, Jr.
President, Scudder Large Company Growth Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary July 31, 2002

Average Annual Total Returns
Scudder Large Company Growth Fund	1-Year	3-Year	5-Year	10-Year
Class S	-31.18%	-16.19%	-3.55%	6.41%
Russell 1000 Growth Index+	-28.75%	-16.82%	-3.06%	7.82%

Scudder Large Company Growth Fund	1-Year	Life of Class*
Class AARP	-31.16%	-32.97%
Russell 1000 Growth Index+	-28.75%	-33.86%

Sources: Lipper, Inc. and Deutsche Asset Management

* On October 2, 2000, the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 7/31/02	$ 18.78	$ 18.78
7/31/01	$ 27.28	$ 27.29

Class S Lipper Rankings - Large-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	501	of	728	69
3-Year	291	of	475	62
5-Year	210	of	315	67
10-Year	66	of	90	73

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
-- Scudder Large Company Growth Fund - Class S -- Russell 1000 Growth Index+

Yearly periods ended July 31

Comparative Results
Scudder Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$6,882	$5,888	$8,346	$18,606
	Average annual total return	-31.18%	-16.19%	-3.55%	6.41%
Russell 1000 Growth Index+	Growth of $10,000	$7,125	$5,755	$8,560	$21,225
	Average annual total return	-28.75%	-16.82%	-3.06%	7.82%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary, expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Large Company Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Large Company Growth Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Co-Manager William F. Gadsden joined the Advisor in 1983 and the fund team in 2002. Mr. Gadsden began his investment career in 1981.

Co-Manager Jesse Stuart joined the Advisor in 1996 and the fund team in 2001. Mr. Stuart has over six years of investment industry experience.

In the following Portfolio Management Review, Portfolio Co-Manager Jesse Stuart discusses market conditions and Scudder Large Company Growth Fund's investment strategy during the past 12 months.

Q: Over the last year, the market went from bad to worse. Will you comment on the market environment before we discuss the fund's performance?

A: At the start of the reporting period - August 1, 2001 - stocks were struggling, and we were already in the midst of a recession. The terrorist attacks that took place in September caused the markets and the economy to plummet even further. Nearly every type of stock lost considerable ground, but large growth stocks - such as those in which the fund invests - lost more ground than both large value and small-cap stocks. By the end of 2001, investors began to regain confidence, and the stock market rallied. Unfortunately, the rally was short lived, and the Enron debacle undermined investor confidence and opened up a series of accounting and corporate governance issues with some of the country's largest companies. This lack of faith in corporate governance shattered investor confidence, putting pressure on all of the major stock indices. By the end of the period, the stock market plummeted to lows it had not seen for five years.

Q: How did the fund perform?

A: The fund, like the broad market, lost significant ground. Class A shares (unadjusted for sales charges) declined 31.34 percent. The Russell 1000 Growth Index, the fund's benchmark, which measures the performance of large companies with greater-than-average growth orientation compared with the overall market, declined 28.75 percent for the same time period. The fund, like the broad market, lost significant ground. Class S shares declined 31.18 percent. The Russell 1000 Growth Index, the fund's benchmark, which measures the performance of large companies with greater-than-average growth orientation compared with the overall market, declined 28.75 percent for the same time period.

Q: Which sectors or stocks added to fund performance?

A: The fund's performance was helped by three principal factors:

1. Good stock selection in health care. Tenet Healthcare Corp. and HCA, Inc., two hospital management firms, were strong contributors to performance. The companies have been successful in focusing on rapidly growing markets with large aging populations. Additionally, they've created better margins by geographically consolidating administrative operations. We're enthusiastic about this industry, as the aging of the baby boomers will surely drive long-term growth in demand for health care facilities.

2. The fund's position in United Technologies. This diversified company with strong aerospace and defense businesses plummeted after September 11 when investors fled from any stock with ties to air travel. We purchased this stock in late September, and it has posted strong gains since. While United Technologies does produce commercial jet engines, the company also has a strong defense business. Additionally, the company has subsidiaries totally unrelated to air travel and defense - Otis, an elevator company, and Carrier, a heating and air-conditioning manufacturer, for example.

3. Good stock selection within the pharmaceutical industry and an underweight position relative to the benchmark. Many large pharmaceutical companies struggled during the period as patents expired, generic competition increased and accounting issues were raised. While having less exposure in this area helped performance relative to our benchmark, our position in Johnson & Johnson (J&J) helped even more as the stock gained throughout much of the period while most other large-cap pharmaceutical companies declined. This outperformance was due to a number of factors. First, J&J is much more diversified than some of the other major pharmaceutical companies. In addition to prescription drugs, it produces medical devices and consumer goods such as contact lenses and Tylenol, an over-the-counter pain reliever. Sales of the company's prescription drugs remained strong, as did its overall sales growth. J&J not only posted earnings above expectations, but also suggested that the firm may post even higher earnings in upcoming quarters.

Q: What hurt performance during the year?

A: There were three primary detractors from performance:

1. The fund's position in Tyco International Ltd. Industrial conglomerate Tyco declined dramatically during the period as its accounting and corporate governance were called into question. We originally bought the stock in June 2001 based on the company's successful growth-by-acquisition strategy. Tyco had put together a collection of top-notch industrial companies, which we believed positioned it for solid long-term growth. As the economy worsened and Tyco's management problems became apparent, our original thesis for buying the stock was no longer intact, so we sold it. The timing of our sale created a loss for the fund, but it is our policy not to hold onto a stock where the fundamentals have eroded, and our investment thesis is no longer intact.

2. A slowdown in corporate advertising expenditures. At the start of the fiscal year we created a media position that was slightly overweight relative to our benchmark, the Russell 1000 Growth Index. We believed that the economy would begin to recover and that as that happened, advertising spending would increase. While the economy has shown signs of recovery, spending on advertising has not yet accelerated, and the fund's media stocks struggled.

3. A poorly performing financial stock. Early in the fiscal year, a diversified financial stock that we owned - Providian Financial - declined dramatically. Providian is a consumer lending and credit card company. When we purchased Providian, it met all of our investment criteria. We held on to the stock because we believed that when the economy began to bounce back, Providian would be poised for rapid growth as consumers increased their spending. Although the company met our investment parameters when we bought it, management and accounting problems that were not evident earlier surfaced. We liquidated our position before the stock hit its absolute lows.

Q: How do you choose investments for the fund?

A: Rather than focusing on trends in the economy and financial markets, we look for trends at individual companies. We're what you call "bottom-up" investors, and we look for companies with above-average growth in earnings, strong competitive positioning, attractive stock prices relative to growth potential, sound financial strength and effective management. We want to know if a company will be able to sustain strong earnings growth, irrespective of any short-term noise that is moving its stock price. We'll sell a stock when its earnings growth appears less promising, when its price fully reflects its growth potential or when we believe other investments offer better opportunities.

Q: How is the fund positioned across market sectors?

A: We are committed to controlling risk through diversification among market sectors. (A sector-neutral fund would mimic the exact weightings of each market sector in its benchmark.) We generally aim to keep our sector weightings within plus or minus 5 percent of each sector of our benchmark - the Russell 1000 Growth Index. This disciplined diversification keeps us from trying to guess the next hot sector. It also helps ensure that the fund will be well-positioned to capture gains and minimize losses during bouts of extreme volatility, such as those we witnessed this period.

However, our ability to underweight or overweight a sector relative to the benchmark - even by just 5 percent - can make a meaningful difference. For instance, our underweight position in pharmaceuticals was an advantage during the period as many of those stocks struggled. But when it comes down to it, the most important component is our stock selection. Investing in less or more of a particular sector has its advantages, but if the stocks you're holding in that sector don't perform, you're at a disadvantage. This was made very clear by our investments in Tyco and Providian this period.

Q: What is your outlook for the markets and the fund in general?

A: While the economy has shown some signs of recovery, the impact of those indicators has been less helpful for the markets than we would have anticipated. The accounting and corporate governance scandals have shattered investor confidence, but we believe that corporate America, as a whole, is trustworthy. Some large companies have clearly been engaged in fraudulent practices, and that is wrong. Many companies have been accused of different types of misconduct. However, it is important to remember that when allegations surface about a company, it does not necessarily mean that those allegations will ultimately be proven to be true.

We're optimistic that over the next six to 12 months, there will be improvements in the economy. The challenge for investors will be in determining which companies will be among the first to benefit from stronger revenues and profits.

While daily volatility is likely to remain high, we feel that good companies with strong fundamentals - which exemplify the types of stocks in which we invest - will ultimately outperform the market. Despite the extreme challenges that have emerged in the past year, we will continue to manage this fund by investing only in the companies that we believe will deliver earnings on or ahead of expectations. We believe our disciplined approach to investing will lead to superior long-term investment results for the fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2002

Asset Allocation	7/31/02	7/31/01

Common Stocks	99%	93%
Cash Equivalents	1%	7%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	7/31/02	7/31/01

Health Care	29%	21%
Information Technology	22%	29%
Consumer Discretionary	17%	20%
Financials	11%	12%
Industrials	11%	8%
Consumer Staples	6%	6%
Energy	4%	2%
Telecommunication Services	-	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2002 (36.8% of Portfolio)
1. Microsoft Corp. Developer of computer software	6.4%
2. General Electric Co. Manufacturer and developer of products involved in the utilization of electricity	5.6%
3. Johnson & Johnson Provider of health care products	5.0%
4. Pfizer, Inc. Manufacturer of prescription pharmaceutical and non-prescription self-medications	4.7%
5. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	3.0%
6. Wal-Mart Stores, Inc. Operator of discount stores	2.6%
7. Medtronic, Inc. Manufacturer of cardiac pacemakers	2.5%
8. Cisco Systems, Inc. Developer of computer network products	2.4%
9. Fifth Third Bancorp. Provider of retail and commercial banking services	2.3%
10. International Business Machines Corp. Manufacturer of computers and servicer of information processing units	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of July 31, 2002

	Shares	Value ($)
Common Stocks 98.6%
Consumer Discretionary 16.6%
Auto Components 1.1%
Johnson Controls, Inc.	76,900	6,230,438
Hotel Restaurants & Leisure 0.9%
International Game Technology*	79,500	4,630,875
Media 5.7%
AOL Time Warner, Inc.*	633,050	7,280,075
Clear Channel Communications, Inc.*	234,200	6,100,910
Comcast Corp. "A"*	295,300	6,171,770
Omnicom Group, Inc.	121,650	6,485,162
Viacom, Inc. "B"*	142,750	5,557,258
		31,595,175
Multiline Retail 4.4%
Target Corp.	299,800	9,998,330
Wal-Mart Stores, Inc.	295,900	14,552,362
		24,550,692
Specialty Retail 4.5%
Home Depot, Inc.	360,775	11,140,732
Staples, Inc.*	474,500	7,919,405
TJX Companies, Inc.	328,600	5,826,078
		24,886,215
Consumer Staples 6.1%
Beverages 3.0%
PepsiCo, Inc.	385,840	16,567,970
Household Products 3.1%
Colgate-Palmolive Co.	197,550	10,144,193
Procter & Gamble Co.	81,500	7,252,685
		17,396,878
Energy 3.9%
Energy Equipment & Services 2.9%
Nabors Industries Ltd.*	178,800	5,456,976
Noble Corp.*	161,800	5,242,320
Schlumberger Ltd.	128,100	5,498,052
		16,197,348
Oil & Gas 1.0%
Devon Energy Corp.	65,400	2,725,872
EOG Resources, Inc.	76,700	2,630,043
		5,355,915
Financials 11.1%
Banks 2.3%
Fifth Third Bancorp.	194,000	12,817,580
Diversified Financials 7.1%
Citigroup, Inc.	205,600	6,895,824
Fannie Mae	78,300	5,863,887
Freddie Mac	151,800	9,404,010
Lehman Brothers Holdings, Inc.	91,100	5,166,281
State Street Corp.	289,200	12,291,000
		39,621,002
Insurance 1.7%
American International Group, Inc.	146,537	9,366,645
Health Care 28.8%
Biotechnology 4.2%
Amgen, Inc.*	235,400	10,743,656
Genentech, Inc.*	197,800	6,873,550
IDEC Pharmaceuticals Corp.*	126,800	5,654,012
		23,271,218
Health Care Equipment & Supplies 5.8%
Baxter International, Inc.	319,700	12,759,227
Medtronic, Inc.	343,700	13,885,480
Zimmer Holdings, Inc.*	151,100	5,625,451
		32,270,158
Health Care Providers & Services 6.5%
HCA, Inc.	265,800	12,492,600
Laboratory Corporation of America Holdings*	134,900	4,627,070
McKesson Corp.	252,400	8,309,008
Tenet Healthcare Corp.*	219,700	10,468,705
		35,897,383
Pharmaceuticals 12.3%
Johnson & Johnson	520,206	27,570,918
Pfizer, Inc.	814,637	26,353,507
Teva Pharmaceutical Industries Ltd. (ADR)	91,600	6,109,812
Wyeth	206,900	8,255,310
		68,289,547
Industrials 10.3%
Aerospace & Defense 2.1%
United Technologies Corp.	169,700	11,794,150
Commercial Services & Supplies 1.5%
Concord EFS, Inc.*	263,400	5,136,300
Paychex, Inc.	123,000	3,236,130
		8,372,430
Electrical Equipment 1.1%
Molex, Inc.	207,700	6,060,686
Industrial Conglomerates 5.6%
General Electric Co.	964,750	31,064,950
Information Technology 21.8%
Communications Equipment 2.4%
Cisco Systems, Inc.*	1,021,590	13,474,772
Computers & Peripherals 3.2%
EMC Corp.*	684,600	5,134,500
International Business Machines Corp.	181,900	12,805,760
		17,940,260
Semiconductor Equipment & Products 7.5%
Analog Devices, Inc.*	170,700	4,113,870
Applied Materials, Inc.*	817,860	12,161,578
Intel Corp.	678,860	12,755,779
Linear Technology Corp.	255,260	6,912,441
Micron Technology, Inc.*	164,200	3,200,258
Xilinx, Inc.*	134,400	2,579,136
		41,723,062
Software 8.7%
Microsoft Corp.*	743,750	35,662,813
Oracle Corp.*	702,200	7,028,320
PeopleSoft, Inc.*	305,200	5,487,495
		48,178,628
Total Common Stocks (Cost $536,439,740)		547,553,977

Cash Equivalents 1.4%
Scudder Cash Management QP Trust, 1.88% (b) (Cost $7,646,569)	7,646,569	7,646,569
Total Investment Portfolio - 100.0% (Cost $544,086,309) (a)		555,200,546

* Non-income producing security.
(a) The cost for federal income tax purposes was $548,749,572. At July 31, 2002, net unrealized appreciation for all securities based on tax cost was $6,450,974. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $82,705,339 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $76,254,365.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2002
Assets
Investments in securities, at value (cost $544,086,309)	$ 555,200,546
Receivable for investments sold	21,032,058
Dividends receivable	107,434
Receivable for Fund shares sold	772,574
Foreign taxes recoverable	18,697
Total assets	577,131,309
Liabilities
Payable for investments purchased	14,502,607
Payable for Fund shares redeemed	1,673,004
Accrued management fee	303,851
Other accrued expenses and payables	151,816
Total liabilities	16,631,278
Net assets, at value	$ 560,500,031
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	11,114,237
Foreign currency related transactions	1,564
Accumulated net realized gain (loss)	(351,965,810)
Paid-in capital	901,350,040
Net assets, at value	$ 560,500,031

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2002 (Continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($6,175,844 / 328,913 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.78
Class S Net Asset Value, offering and redemption price per share ($506,277,620 / 26,958,782 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.78
Class A Net Asset Value and redemption price per share ($44,468,291 / 2,385,843 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.64
Maximum offering price per share (100 / 94.25 of $18.64)	$ 19.78
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,075,680 / 112,713 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 18.42
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,499,338 / 81,362 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 18.43
Class I Net Asset Value, offering and redemption price per share ($3,258 / 173.6 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.77

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $7,687)	$ 5,025,671
Interest	582,356
Total Income	5,608,027
Expenses: Management fee	5,569,054
Administrative fee	2,404,233
Distribution service fees	186,251
Trustees' fees and expenses	21,245
Other	46,469
Total expenses, before expense reductions	8,227,252
Expenses reductions	(4,756)
Total expenses, after expense reductions	8,222,496
Net investment income (loss)	(2,614,469)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(116,555,216)
Foreign currency related transactions	(30,474)
(116,585,690)
Net unrealized appreciation (depreciation) during the period on: Investments	(161,075,349)
Foreign currency related transactions	1,935
(161,073,414)
Net gain (loss) on investment transactions	(277,659,104)
Net increase (decrease) in net assets resulting from operations	$ (280,273,573)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2002	2001
Operations: Net investment income (loss)	$ (2,614,469)	$ (3,819,249)
Net realized gain (loss) on investment transactions	(116,585,690)	(233,182,012)
Net unrealized appreciation (depreciation) on investment transactions during the period	(161,073,414)	(293,417,166)
Net increase (decrease) in net assets resulting from operations	(280,273,573)	(530,418,427)
Distributions to shareholders from:
Net realized gains: Class AARP	-	(289,012)
Class S	-	(36,709,497)
Class A	-	(2,084,447)
Fund share transactions: Proceeds from shares sold	201,491,214	629,354,488
Reinvestment of distributions	-	35,603,486
Cost of shares redeemed	(315,956,363)	(613,507,005)
Net increase (decrease) in net assets from Fund share transactions	(114,465,149)	51,450,969
Increase (decrease) in net assets	(394,738,722)	(518,050,414)
Net assets at beginning of period	955,238,753	1,473,289,167
Net assets at end of period	$ 560,500,031	$ 955,238,753

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years ended July 31,	2002	2001[a]
Selected per share data
Net asset value, beginning of period	$ 27.28	$ 40.17
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(8.43)	(11.79)
Total from investment operations	(8.50)	(11.86)
Less distributions from: Net realized gains on investment transactions	-	(1.03)
Net asset value, end of period	$ 18.78	$ 27.28
Total Return (%)	(31.16)	(30.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	10
Ratio of expenses (%)	1.01	1.05*
Ratio of net investment income (loss) (%)	(.30)	(.26)*
Portfolio turnover rate (%)	48	87
[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Class S
Years ended July 31,	2002	2001	2000	1999[a]	1998[b]	1997[b]
Selected per share data
Net asset value, beginning of period	$ 27.29	$ 42.46	$ 33.35	$ 28.17	$ 25.10	$ 21.19
Income (loss) from investment operations:
Net investment income (loss)[c]	(.07)	(.10)	(.21)	(.11)	(.02)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(8.44)	(14.04)	9.91	7.00	4.55	5.69
Total from investment operations	(8.51)	(14.14)	9.70	6.89	4.53	5.68
Less distributions from:
Net realized gains on investment transactions	-	(1.03)	(.59)	(1.71)	(1.46)	(1.77)
Net asset value, end of period	$ 18.78	$ 27.29	$ 42.46	$ 33.35	$ 28.17	$ 25.10
Total Return (%)	(31.18)	(33.75)	29.15	24.83**	18.86	28.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	506	875	1,415	829	502	288
Ratio of expenses before expense reductions (%)	1.01	1.07[d]	1.21[e]	1.23*	1.19	1.21
Ratio of expenses after expense reductions (%)	1.01	1.07[d]	1.21[e]	1.23*	1.19	1.21
Ratio of net investment income (loss) (%)	(.30)	(.30)	(.53)	(.46)*	(.06)	(.05)
Portfolio turnover rate (%)	48	87	56	63*	54	68
[a] For the nine months ended July 31, 1999. On August 10, 1998, the Fund changed its fiscal year end from October 31 to July 31.
[b] For the year ended October 31.
[c] Based on average shares outstanding during the period.
[d] The ratios of operating expenses include a one-time reduction in reorganization expenses from fiscal 2000. The ratios before and after expense reductions were 1.08% and 1.08%, respectively.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.17% and 1.17%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Large Company Growth Fund (the "Fund") is a diversified series of the Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, C and I shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment transactions.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions was required.

At July 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $279,767,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2009 ($8,462,000) and July 31, 2010 ($271,305,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through July 31, 2002, the Fund incurred approximately $67,537,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carry forwards	$ 279,767,000
Unrealized appreciation (depreciation) on investments	$ 6,450,974

In addition, during the year ended July 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ -

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $371,706,725 and $442,142,596, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement , the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.70% of the first $1,500,000,000 of the Fund's average daily net assets, 0.65% of the next $500,000,000 of such net assets and 0.60% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended July 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375%, 0.35% and 0.10% of daily net assets for Class AARP, S, A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended July 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at July 31, 2002
Class AARP	$ 24,900	$ 1,571
Class S	2,167,254	119,223
Class A	200,352	14,169
Class B	7,160	685
Class C	4,564	470
Class I	3	1
	$ 2,404,233	$ 136,119

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2002
Class B	$ 14,321	$ 1,370
Class C	9,780	1,007
	$ 24,101	$ 2,377

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2002
Class A	$ 154,116	$ 12,414
Class B	4,774	518
Class C	3,260	388
	$ 162,150	$ 13,320

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2002 aggregated $5,688.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2002, the CDSC for Class B and C shares aggregated $5,344 and $299, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended July 31, 2002, totaled $582,356 and are reflected as interest income on the statement of operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into on arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $4,756 for custodian credits earned.

E. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2002		Year Ended July 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	117,751	$ 2,770,080	705,727*	$ 25,323,615*
Class S	6,666,068	159,278,297	13,825,303	471,526,641
Class A	1,469,808	35,309,654	3,871,691**	130,335,079**
Class B	102,551	2,453,296	42,242+	1,222,464+
Class C	68,927	1,645,623	34,213+	945,689+
Class I	1,484	34,264	30+	1,000+
		$ 201,491,214		$ 629,354,488
Shares issued to shareholders in reinvestment of distributions
Class AARP	-	$ -	8,204*	$ 274,939*
Class S	-	-	991,870	33,247,466
Class A	-	-	62,289**	2,081,081**
		$ -		$ 35,603,486
Shares redeemed
Class AARP	(171,788)	$ (3,918,223)	(330,981)*	$ (11,763,641)*
Class S	(11,767,117)	(274,432,342)	(16,094,445)	(510,399,168)
Class A	(1,592,370)	(36,528,888)	(2,789,626)**	(91,152,797)**
Class B	(30,819)	(684,963)	(1,261)+	(35,864)+
Class C	(16,372)	(362,001)	(5,406)+	(155,535)+
Class I	(1,341)	(29,946)	-	-
		$ (315,956,363)		$ (613,507,005)
Net increase (decrease)
Class AARP	(54,037)	$ (1,148,143)	382,950*	$ 13,834,913*
Class S	(5,101,049)	(115,154,045)	(1,277,272)	(5,625,061)
Class A	(122,562)	(1,219,234)	1,144,354**	41,263,363**
Class B	71,732	1,768,333	40,981+	1,186,600+
Class C	52,555	1,283,622	28,807+	790,154+
Class I	143	4,318	30+	1,000+
		$ (114,465,149)		$ 51,450,969

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.
** On December 29, 2000, Class R Shares of the Fund were redesignated as Class A shares.
+ For the period from December 29, 2000 (commencement of sales of Class B, Class C and Class I shares) to July 31, 2001.

Report of Independent Accountants

To the Trustees of Investment Trust and the Shareholders of Scudder Large Company Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Large Company Growth Fund (the "Fund") at July 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 10, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Large Company Growth Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
16,254,019	369,444	394,156

Trustees and Officers

The following table presents certain information regarding the Trustees of the fund as of July 31, 2002. Each Trustee's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds/ Portfolios in Fund Complex Overseen	Other Directorships Held
Henry P. Becton, Jr. (58)
Trustee	1990- present	President, WGBH Educational Foundation	48	American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	1987- present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988)	48	CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (73)
Trustee	1995- present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	48	The Harris Insight Funds (registered investment companies)
Keith R. Fox (48)
Trustee	1996- present	Managing Partner, Exeter Capital Partners (private equity funds)	48	Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)
Louis E. Levy (69)
Trustee	2002- present	Retired; Director of certain funds in the Deutsche Asset Management Family of Funds (formerly, the Flag Investors Family of Funds) (registered investment company) (1994-present); formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998)	48	Household International (banking and finance); ISI Family of Funds (registered investment companies); Kimberly-Clark Corporation (personal consumer products)
Jean Gleason Stromberg (58)
Trustee	1999- present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996)	48	The William and Flora Hewlett Foundation
Jean C. Tempel (59)
Trustee	1994- present	Managing Partner, First Light Capital (venture capital group)	48	United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)

Carl W. Vogt (66)
Trustee	2002- present	Director of certain funds in the Deutsche Asset Management Family of Funds (formerly, the Flag Investors Family of Funds) (registered investment companies) (1995-present); Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000)	63	Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board

Interested Trustee
Name, Age and Position(s) Held with the Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds Portfolios in Fund Complex Overseen	Other Directorships Held
Richard T. Hale** (57)
Chairman, Trustee and Vice President	2002- present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.	220	Director, Deutsche Global Funds, Ltd., CABEI Fund and North American Income Fund; formerly, Director, ISI Family of Funds (registered investment companies)

* Length of time served represents the date that each Trustee was first elected to a Scudder fund Board.
** Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.

The funds' Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

The following table presents information about each Officer of the fund as of July 31, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund. Each Officer of the Fund is an employee of Deutsche Asset Management.

Officers
Name, Age and Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
William F. Glavin, Jr.# (43)
President	2000-present	Managing Director of Deutsche Asset Management
Joshua Feuerman (36)
Vice President	2002-present	Managing Director of Deutsche Asset Management
William F. Gadsden (47)
Vice President	1996-present	Managing Director of Deutsche Asset Management
Richard T. Hale ## (57)
Chairman, Trustee and Vice President	2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.

Daniel O. Hirsch## (48)
Vice President and Assistant Secretary	2002-present	Managing Director of Deutsche Asset Management; formerly, Principal, BT Alex. Brown Incorporated, (Deutsche Banc Alex. Brown Inc.); Assistant General Counsel, United States Securities and Exchange Commission

Kathleen T. Millard (41)
Vice President	1999-present	Managing Director of Deutsche Asset Management
John Millette (39)
Vice President and Secretary	1999-present	Vice President of Deutsche Asset Management
Kenneth Murphy (38)
Vice President	2002-present	Vice President of Deutsche Asset Management; formerly, Director of Transfer Agent Compliance, John Hancock Signature Services
Jesse Stuart (35)
Vice President	2002-present	Director of Deutsche Asset Management
Gary L. French (51)
Treasurer	2002-present	Managing Director of Deutsche Asset Management; formerly, President of UAM Fund Services, Inc.
John R. Hebble (44)
Assistant Treasurer	1998-present	Senior Vice President of Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001-present	Senior Vice President of Deutsche Asset Management
Brenda Lyons (39)
Assistant Treasurer	2000-present	Senior Vice President of Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1997-present	Managing Director of Deutsche Asset Management; formerly, Associate, Dechert (law firm)

# Address: 222 South Riverside Plaza, Chicago, Illinois
## Address: One South Street, Baltimore, Maryland

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income
Scudder GNMA Fund
Scudder High Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes

Notes